                                EXHIBIT (10)(v)
                       Holding Company Support Agreement
                       ---------------------------------

                      HOLDIING COMPANY SUPPORT AGREEMENT

                                  dated as of

                                October 1, 1994

                                     among

                       CALIFORNIA COMMERCIAL BANKSHARES,

                                ROBERT L. MCKAY

                                      and

                              THE ROBERT L. MCKAY
                         AND ELAINE MCKAY FAMILY TRUST
                            DATED JANUARY 29, 1991

                               TABLE OF CONTENTS

                                     R E C I T A L S..................   1

                                    A G R E E M E N T.................   1

                                        ARTICLE I
                                       DEFINITIONS....................   1
     SECTION 1.1.    Defined Terms....................................   1
                     -------------
     SECTION 1.2.    Construction.....................................   2
                     ------------

                                       ARTICLE II
                                  SUPPORT ARRANGEMENTS................   2
     SECTION 2.1.    Support Arrangements.............................   2
                     --------------------
     SECTION 2.2.    Consideration....................................   3
                     -------------
     SECTION 2.3.    Trust Representations and Covenants..............   4
                     -----------------------------------
     SECTION 2.4.    Further Assurances...............................   6
                     ------------------
     SECTION 2.5.    Specific Performance.............................   6
                     --------------------

                                       ARTICLE III
                                         CLOSING......................   6
     SECTION 3.1.    General Conditions...............................   6
                     ------------------
     SECTION 3.2.    Conditions to Obligations of McKay...............   6
                     ----------------------------------
     SECTION 3.3.    Conditions to Obligations of the Company.........   7
                     ----------------------------------------
     SECTION 3.4.    Termination......................................   7
                     -----------

                                       ARTICLE IV
                                      MISCELLANEOUS...................   7
     SECTION 4.1.    Amendments.......................................   7
                     ----------
     SECTION 4.2.    Integration......................................   7
                     -----------
     SECTION 4.3.    Governing Law....................................   8
                     -------------
     SECTION 4.4.    Assignment.......................................   8
                     ----------
     SECTION 4.5.    Headings.........................................   8
                     --------
     SECTION 4.6.    Counterparts.....................................   8
                     ------------
     SECTION 4.7.    Parties in Interest..............................   8
                     -------------------
     SECTION 4.8.    Expenses.........................................   9
                     --------
     SECTION 4.9.    Waiver...........................................   9
                     ------
     SECTION 4.10.   Severability.....................................   9
                     ------------

EXHIBITS

     Exhibit  A Bank Support Agreement
     Exhibit  B Second Amendment to Credit Agreement
     Exhibit  C Form of Warrant Certificate
     Exhibit  D Form of Note

                       HOLDING COMPANY SUPPORT AGREEMENT

          This Holding Company Support Agreement (the "Agreement"), dated as of October 1, 1994, is entered into by and among California Commercial Bankshares, a California corporation (the "Company"), Robert L. McKay, an individual ("McKay"), and the Robert L. McKay and Elaine McKay Family Trust dated January 29, 1991 (the "Trust").

                                    RECITALS

          WHEREAS, the Company is a bank holding company under the Bank Holding Company Act of 1956, as amended;

          WHEREAS, the Trust owns 21.8% of the outstanding common stock, no par value, of the Company (the "Common Stock");

          WHEREAS, McKay is the Chairman of the Board of the Company;

          WHEREAS, Company entered into a Restated Credit Agreement dated as of December 21, 1988 with Security Pacific National Bank (which has merged with and into Bank of America National Trust and Savings Association) (the "Bank"), as amended by the First Amendment to Credit Agreement dated as of March 10, 1993 (as so amended, the "Credit Agreement");

          WHEREAS, Company owes the Bank $2,351,427 under the terms of the Credit Agreement and is in default on certain financial covenants thereunder;

          WHEREAS, Bank was willing to execute a Second Amendment to Credit Agreement in the form of Exhibit B (the "Second Amendment") which resulted in the waiver by Bank of all defaults under the Credit Agreement if McKay executed the Support Agreement in the form of Exhibit A (the "Bank Support Agreement");

          WHEREAS, McKay was willing to execute the Bank Support Agreement or otherwise advance funds to the Company to enable the Company to pay amounts due and owing to the Bank under the terms of the Credit Agreement, as amended by the Second Amendment (as so amended, the "Amended Credit Agreement"), all upon the terms and conditions set forth herein; and

          WHEREAS, Company is willing to reimburse McKay for all amounts which he may advance to the Bank under the terms of the Bank Support Agreement or to the Company hereunder and to issue warrants to the Trust to acquire Common Stock, all upon the terms and conditions set forth herein.

                                   AGREEMENT

          In consideration of the mutual promises contained herein and intending to be legally bound, the parties agree as follows:

                                  ARTICLE I
                                 DEFINITIONS

          SECTION 1.1. Defined Terms. As used in this Agreement, the following
                       --------------
terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          "Agreement" means this Holding Company Support Agreement dated as of October 1, 1994, as the same may hereafter be amended, restated or otherwise modified from time to time.

          "Amended Credit Agreement" means the Restated Credit Agreement dated as of December 21, 1988 between the Company and the Bank, as amended by the First Amendment to Credit Agreement dated as of March 10, 1993 and the Second Amendment, as the same may hereafter be amended, restated or otherwise modified from time to time with the consent of McKay.

          "Bank" means Security Pacific National Bank, which was merged with and into Bank of America National Trust and Savings Association, a national banking association.

          "Bank Support Agreement" means the Support Agreement executed by McKay in the form of Exhibit A.

          "Closing" means the consummation of the transactions contemplated by this Agreement.

          "Closing Date" means the date on which the conditions set forth in Sections 3.1, 3.2 and 3.3 have been satisfied.

          "Common Stock" means the common stock, no par value, of the Company.

          "Company" means California Commercial Bankshares, a California corporation.

          "Exercise Amount" means, for any date that an annual fee is payable under the terms of the Note, an amount equal to the lesser of (i) $25,000 and
(ii) an amount determined by multiplying (A) $25,000 times (B) (x) the principal amount outstanding under the Note on such date, divided by (y) $2,350,000.

          "McKay" means Robert L. McKay, an individual.

          "Note" means a promissory note to be executed by Company in favor of McKay pursuant to Section 2.1(d) and in substantially the form of Exhibit D.

          "Second Amendment" means the Second Amendment to Credit Agreement executed by Bank and Company in the form of Exhibit B.

          "Termination Date" means January 1, 1997 (or such later date as shall be designated as the "termination date" under the Amended Credit Agreement).

          "Trust" means the Robert L. McKay and Elaine McKay Family Trust dated January 29, 1991, as it may hereafter be amended, restated or otherwise modified, or its permitted successors or assigns.

          "Warrants" means warrants issued pursuant to subsection 2.2(c) and/or
(f) and evidenced by a warrant certificate substantially in the form of Exhibit
C.

          SECTION 1.2. Construction. The words "hereof", "herein" and
                       ------------
"hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement, and article, section, subsection and exhibit references are to this Agreement unless otherwise specified. The words "include" or "including" and words of similar import when used in this Agreement shall be deemed to include the phrase "but not limited to".

                                   ARTICLE II
                              SUPPORT ARRANGEMENTS

          SECTION 2.1. SUPPORT ARRANGEMENTS.
                       ---------------------

          (a) Bank Support Agreement. McKay hereby agrees to perform all his
              -----------------------
obligations under the Bank Support Agreement in accordance with the terms thereof.

          (b) Other Support Arrangements. McKay further agrees to advance to the
              --------------------------
Company, at its request, in accordance with the provisions of subsection (c) of
Section 2.1 certain amounts necessary to enable Company to pay Bank all amounts due and owing to Bank under the terms of the Amended Credit Agreement. All amounts advanced by McKay to the Company pursuant to this subsection (b) shall be promptly used by the Company to pay amounts due to Bank under the Amended Credit Agreement.

          (c) Election. Company may elect to request McKay to advance an amount
              ---------
to Company not to exceed $2,350,000 on the earlier of (i) the Termination Date, and (ii) the date on which the Bank has declared all amounts due under the terms of the Amended Credit Agreement to be immediately due and payable as a result of an event of default thereunder. Company shall give McKay at least thirty (30) days notice of its election to request an advance from McKay pursuant to this subsection (c).

          (d) Limitation of Liability. In no event shall the Company be entitled
              ------------------------
to receive more than $2,350,000 from McKay in the event of a default by McKay of his obligations hereunder.

          SECTION 2.2. Consideration. As compensation to McKay for his agreement
                       --------------
to provide the support arrangements described in Section 2.1, Company agrees to:

          (a) pay McKay a standby fee of $23,514.27 on the Closing Date;

          (b) unless McKay has defaulted in his obligations under the Bank Support Agreement or his obligations under subsection 2.1(b), pay McKay a standby fee equal to one percent (1%) of the unpaid principal amount of the Term Note issued by Company to Bank under the terms of the Amended Credit Agreement, payable on each anniversary date of the Closing Date until the earlier of (i) the date on which all amounts due to Bank under the terms of the Amended Credit Agreement have been paid in full, or (ii) the date on which the Note is issued by the Company to McKay pursuant to subsection 2.2(d);

          (c) unless McKay has defaulted in his obligations under the Bank Support Agreement or his obligations under subsection 2.1(b), issue to the Trust on or prior to March 31, 1997 Warrants to purchase 25,000 shares of Common Stock at an exercise price per share equal to 80% of the book value per share of the Company on December 31, 1996 (as set forth in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 1996) at any time during an exercise period commencing on the date of issuance of the Warrants and ending on the seventh anniversary date thereafter;

          (d) execute the Note in an amount equal to the amount paid by McKay to the Bank pursuant to the terms of the Bank Support Agreement or advanced by McKay to the Company pursuant to the terms of Section 2.1(b), as the case may be, dated the date on which such amount was paid or advanced;

          (e) pay a note issuance fee at the time the Note is issued equal to
     (i) one percent (1%) of the principal amount of the Note, less (ii) an amount equal to (A) the last standby fee paid by Company to McKay pursuant to Section 2.2 (b), times (B) the number of days remaining in the 12-month period for which such standby fee was paid divided by 365 or 366, as the case may be, if the Note is issued by Company to McKay; and

          (f) issue to the Trust, on each day that an annual fee is due to McKay under the terms of the Note, Warrants to purchase up to the Exercise Amount of shares of Common Stock at an exercise price per share equal to 80% of the book value per share of the Company (as set forth in its most recently filed annual or quarterly report filed with the Securities and Exchange Commission) at any time during an exercise period commencing on the date of issuance of the Warrants and ending on the seventh anniversary date thereafter, if the Note is issued by Company to McKay.


          SECTION 2.3. Trust Representations and Covenants.
                       ------------------------------------

          (a) Securities Laws. The Trust represents that it is its present
              ----------------
intention to acquire for investment the Warrants and any shares of Common Stock issued to it upon exercise of the Warrants. The Trust agrees to reaffirm such investment representation in writing at any time or times at which it acquires the Warrants or exercises the Warrants and further agrees that Company may refuse to issue to it the Warrants or shares of Common Stock upon exercise of the Warrants if it fails to deliver such written representation or if any circumstances are then present reasonably indicating that its representation is not accurate. The Trust further acknowledges and agrees that the Warrants and any shares of Common Stock issued to it upon exercise of the Warrants may not be distributed or resold by it unless (i) a valid registration statement with respect thereto shall be in existence under the Securities Act of 1933, as amended, and/or the Warrants or shares to be issued have been qualified under the California Corporate Securities Law of 1968, as amended, (ii) a "no action" letter with respect thereto has been received from the Securities and Exchange Commission and/or the California Commissioner of Corporations, or (iii) in the opinion of counsel to the Company none of the above is required.

          (b) Financial Information. McKay acknowledges and agrees that he has
              ----------------------
received a copy of the Company's Form 10-Q filed with the Securities and Exchange Commission for the quarter ended June 30, 1994 and financial information for the Company and National Bank of Southern California presented to the Board of Directors of Company at the Board meeting held on September 22, 1994. McKay further acknowledges and agrees that he has obtained all other financial information concerning the Company and National Bank of Southern California that he believes is necessary in connection with his decision to enter into the support arrangements described in Section 2.1.

          (c) Bank Regulations. The Trust agrees to make all filings and to
              -----------------
obtain all approvals as may be necessary under the Change in Bank Control Act or otherwise required by the rules and regulations of the Board of Governors of the Federal Reserve System prior to any purchase of Common Shares issued upon exercise of any Warrants and to provide Company with any documentation which Company may reasonably request to evidence that such filings have been made and approvals obtained or that no such filings or approvals are legally required.

          (d) Trust Authority. The Trust represents and warrants that:
              ----------------

          (i) It has the power and authority to (x) enter into this Agreement,
     (y) to acquire and hold the Note, the Warrants that may be issued to it and any shares of Common Stock issued to it upon exercise of the Warrants and
     (z) to perform all its obligations hereunder and thereunder;

          (ii) The execution and delivery of this Agreement by the Trust and the performance of its obligations hereunder will not violate any provisions of the trust agreement;

          (iii) The execution and delivery of this Agreement by the Trust constitutes the legal, valid and binding obligation of McKay enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity; and

          (iv) Robert L. McKay and Elaine McKay are duly authorized to execute and deliver this Agreement on behalf of the Trust.

          (e) Representation by Counsel. Each of McKay and the Trust
              --------------------------
acknowledges that he or it has been represented by counsel in connection with this Agreement and the transactions contemplated hereby. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement or any of the Exhibits against the party that drafted it has no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of Company, McKay and the Trust.

          SECTION 2.4. Further Assurances. Each party shall execute and deliver
                       -------------------
both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement the transactions contemplated hereby or to evidence such events or matters.

          SECTION 2.5. Specific Performance. Company, McKay and the Trust
                       --------------------
acknowledge that the other will not have an adequate remedy at law for money damages in the event that the terms and provisions of this Agreement are not performed and therefore agree that the parties hereto will be entitled to specific performance of the transactions contemplated herein in addition to any other remedy to which they may be entitled.

                                  ARTICLE III
                                    CLOSING

          SECTION 3.1. General Conditions. The obligations of the parties to
                       -------------------
effect the Closing shall be subject to the following conditions:

          (a) All conditions to the effectiveness of the Amended Credit Agreement shall have been satisfied; and

          (b) The Company and McKay shall have reached agreement on the amount of McKay's expenses to be paid by the Company pursuant to Section 4.8.

          SECTION 3.2. Conditions to Obligations of McKay and the Trust. In
                       -------------------------------------------------
addition to the conditions set forth in Section 3.1, the obligation of McKay and the Trust to effect the Closing shall be subject to the following conditions:

          (a) The standby fee set forth in subsection 2.2(a) shall have been paid by Company to McKay;

          (b) The Board of Directors of Company shall have approved (i) the execution, delivery and performance of this Agreement, (ii) the issuance of the Note pursuant to subsection 2.2((d), (iii) the issuance of the Warrants pursuant to subsections 2.2(c) and (f), (iv) the issuance of Common Stock upon the purchase thereof pursuant to the terms of the Warrants, and (v) the authorization and reservation of sufficient shares of Common Stock to provide for the exercise of the Warrants; and

          (c) McKay shall have received an opinion from Frank Lopez, C.P.A., dated the Closing Date, in form and substance satisfactory to him, to the effect that the transactions contemplated hereby are fair to him from a financial point of view.

          SECTION 3.3. Conditions to Obligations of the Company. In addition to
                       -----------------------------------------
the conditions set forth in Section 3.1, the obligation of the Company to effect the Closing shall be subject to the following conditions:

          (a) Company shall have received an opinion from Frank Lopez, C.P.A., dated the Closing Date, in form and substance satisfactory to the Board of Directors of Company, to the effect that, as of the Closing Date, the consideration received by Company for the issuance of the Warrants upon the terms specified herein is fair to the Company from a financial point of view;

          (b) Company shall have received a certificate executed by McKay to the effect that the representations and warranties set forth in subsections (b) and (e) of Section 2.3 are true and correct on and with respect to the Closing Date; and

          (c) Company shall have received a certificate executed by the Trust to the effect that the representations and warranties set forth in subsections
     (a), (c) and (d) of Section 2.3 are true and correct on and with respect to the Closing Date.

          SECTION 3.4. Termination. This Agreement shall terminate if the
                       ------------
Closing has not occurred on or prior to December 31, 1994, unless extended by mutual agreement of the parties.

                                  ARTICLE IV
                                 MISCELLANEOUS

          SECTION 4.1. Amendments. This Agreement and Exhibits C and D attached
                       -----------
hereto may be amended only by agreement in writing of the parties hereto. The Amended Credit Agreement may not be amended without the consent of McKay. No waiver of any provision nor consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the specific purpose, extent and instance so provided.

          SECTION 4.2. Integration. This Agreement, together with the Exhibits,
                       ------------
constitute the entire agreement between the parties pertaining to the subject matter hereof and supersede all prior agreements and understandings of the parties in connection therewith.

          SECTION 4.3. Governing Law. This Agreement and the legal relations
                       --------------
between the parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in this State and without regard to conflicts of law doctrines.

          SECTION 4.4. Assignment. This Agreement, McKay's rights and
                       -----------
obligations hereunder and/or the Note and the Trust's rights and obligations hereunder and/or the Warrants or any shares of Common Stock issuable upon exercise of the Warrants may be assigned by McKay or the Trust, as applicable, with the consent of the Company, which consent shall not be unreasonably withheld. This Agreement and the Company's rights and obligations hereunder may not be assigned by Company.

          SECTION 4.5. Headings. The descriptive headings of the articles,
                       ---------
sections and subsections of this Agreement are for convenience of reference only and do not constitute a part of this Agreement.

          SECTION 4.6. Counterparts. This Agreement and any amendment hereto may
                       -------------
be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts shall constitute one and the same agreement and shall become effective (unless otherwise provided) when one or more counterparts have been signed by each party and delivered to the other party.

          SECTION 4.7. Parties in Interest. Any notice or other communication
                       --------------------
hereunder must be given in writing and either (a) delivered in person, (b) transmitted by telex, telefax or telecommunications mechanism or (c) mailed, postage prepaid, as follows:

          If to the Company, addressed to:

          California Commercial Bankshares
          4100 Newport Place, Suite 900
          Newport Beach, California 92660
          Telecopier: (714) 863-2336

          If to McKay or the Trust:

          Robert L. McKay
          11551 Plantero Drive
          Santa Ana, California 92705

or to such other address or to such other person as either party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this
Section 4.7 and an
appropriate answerback is received, (ii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when actually delivered at such address.

          SECTION 4.8. Expenses. Company shall pay its own expenses incident to
                       ---------
the negotiation, preparation and performance of this Agreement. Company shall also pay up to a specified amount of the expenses reasonably incurred by McKay in conducting a due diligence review of the Company, obtaining a fairness opinion and the fees and expenses of McKay's counsel reasonably incurred by McKay in connection with the negotiation, preparation and performance of this Agreement, such specified amount to be established by mutual agreement of the parties prior to the Closing. McKay shall pay all other expenses incident to the negotiation, preparation and performance of this Agreement.

          SECTION 4.9. Waiver. No failure on the part of any party to exercise
                       -------
or delay in exercising any right hereunder shall be deemed a waiver thereof, nor shall any single or partial exercise preclude any further or other exercise of such or any other right.

          SECTION 4.10. Severability. If any provision of this Agreement is
                        -------------
determined to be invalid, illegal or unenforceable by any court, arbitrator or other tribunal, the remaining provisions of this Agreement shall remain in full force and effect, provided that the essential terms and conditions of this Agreement for both parties remain valid, binding and enforceable. To the extent permitted by law, the parties hereby to the same extent waive any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly authorized and executed as of the day and year first above written.

                                              CALIFORNIA COMMERCIAL BANKSHARES

                                              By: /s/ WILLIAM H. JACOBY
                                                 ------------------------
                                                    William H. Jacoby
                                                    President

                                              By: /s/ PHILLIP L. BUSH
                                                  -----------------------
                                                     Phillip L. Bush
                                                     Secretary

                                              /s/ ROBERT L. MCKAY
                                              ---------------------------


                                              THE ROBERT L. MCKAY AND
                                              ELAINE MCKAY FAMILY TRUST
                                              DATED JANUARY 29, 1991

                                              By: /s/ ROBERT L. MCKAY
                                                  -----------------------
                                                     Robert L. McKay

                                              By: /s/ ELAINE MCKAY
                                                  -----------------------
                                                     Elaine McKay

                                   EXHIBIT C

                         [FORM OF WARRANT CERTIFICATE]

                          WARRANTS TO PURCHASE SHARES
              OF COMMON STOCK OF CALIFORNIA COMMERCIAL BANKSHARES


[certificate number]                                        [number of warrants]

          This Warrant Certificate certifies that [The Robert L. McKay and Elaine McKay Family Trust dated January 29, 1991, as amended, restated or otherwise modified, or its permitted successors or assign] (the "Holder"), is the owner of [number] Warrants (subject to adjustment as provided herein), each of which represents the right to subscribe for and purchase from California Commercial Bankshares, a California corporation (the "Company"), one share of the common stock, no par value, of the Company (the common stock, including any stock into which it may be changed, reclassified or converted, is herein referred to as the "Common Stock") at a purchase price (the "Exercise Price") of [amount] per share (subject to adjustment as provided herein).

     THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AS AMENDED (COLLECTIVELY, THE "SECURITIES LAWS"). THE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER IMPOSED BY THE SECURITIES LAWS.

          The Warrants represented by this Warrant Certificate are issued pursuant to the terms of the Holding Company Support Agreement dated as of October 1, 1994 among Robert L. McKay, The Robert L. McKay and Elaine McKay Family Trust dated January 29, 1991 and the Company (the "Agreement") and are subject to the provisions, terms and conditions of the Agreement and the following provisions, terms and conditions:

     1.   EXERCISE OF WARRANTS

          Subject to compliance with all applicable laws and the conditions set forth in subsections (a) and (c) of Section 2.3 of the Agreement, the Warrants may be exercised by the Holder, in whole or in part (but not as to a fractional share of Common Stock), by surrender of this Warrant Certificate at the principal office of the Company at 4100 Newport Place, Newport Beach, California 92660 (or such other office or agency of the Company

     Warrant Certificate) that the Holder would have owned or have been entitled to receive after the happening of such Adjustment Event, had such Warrant been exercised immediately prior to the happening of such Adjustment Event or any record date with respect thereto. An adjustment made pursuant to this Section 2(a)(i) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

          (ii) Distributions of Subscription Rights or Convertible Securities.
               ---------------------------------------------------------------
     In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock of rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, then in each case the number of shares of Common Stock purchasable after such record date upon the exercise of each Warrant shall be determined by multiplying the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such record date by a fraction, the numerator of which shall be the then Current Market Value (as defined in Section 2(a)(iii) below) of one share of Common Stock on the record date for such distribution and the denominator of which shall be the then Current Market Value of one share of Common Stock on the record date for such distribution less the then fair value (as determined by the Independent Financial Expert (as defined in Section 2(a)(iii)(C) below, of such subscription rights, options or warrants, or of such convertible or exchangeable securities distributed with respect to one such share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution retroactive to the record date for the determination of shareholders entitled to receive such distribution.

          (iii) Current Market Value. (A) For the purpose of any computation
                ---------------------
     under this Section 2, the Current Market Value of one share of Common Stock or of any other security (herein collectively referred to as a "security") at the date herein specified shall be (1) if the Company does not have a class of equity securities registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the value of the security (x) determined in good faith in the most recently completed arms-length transaction between the Company and a third party who is not an affiliate of the Company in which such determination is necessary and the closing of which occurs on such date or shall have occurred within the six months preceding such date, provided that the Board of Directors of the Company shall in good faith determine that any such value represents a reasonable estimate of the fair value of a share of Common Stock as of such date, (y) if no such transaction shall have occurred on such date or within such six-month period, most recently determined as of a date within the six months preceding such date by an Independent Financial Expert (in the event of more than one such determination, the determination for the later date shall be used) or (y) if no such determination shall have been made within such six month period, determined as of such date by an Independent Financial Expert, or (2) if the Company does have a class of equity securities registered under the Exchange Act, deemed to be the average of the daily market prices of the security for five trading days before such date or, if the Company has had a class of equity securities registered under the Exchange Act for less than five trading days before such date, then the average of the daily market prices for all of the trading days before such date for which daily market prices are available. For purposes of this Section 2, an affiliate of a person shall mean any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such person. For purposes of this definition, control means the power to direct the management and policies of a person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

       (B) For purposes of Section 2(a)(iii)(2), the market price for each such business day shall be: (1) in the case of a security listed or admitted to trading on any securities exchange, the closing price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (2) in the case of a security not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reputable quotation source designated by the Company, (3) in the case of a security not then listed or admitted to trading on any securities exchange and as to which no such reported sale price or bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation service, or a newspaper of general circulation in the City of Los Angeles, State of California, customarily published on each business day, designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than five days prior to the date in question) for which prices have been so reported, and
   (4) if there are no bid and asked prices reported during the five days prior to the date in question, the Current Market Value of the security shall be determined as if the Company did not have a class of equity securities registered under the Exchange Act.

     (C) For purposes of Section 2(a)(ii) or 2(a)(iii)(1)(y), an Independent Financial Expert shall mean a nationally recognized investment banking firm
  (1) which does not (and whose directors, officers, employees and affiliates do not), have a direct or indirect financial interest in the Company, (2) which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of whose directors, officers, employees or affiliates is) a promoter, director or officer of the Company or any of its affiliates or an underwriter with respect to any of the Company's securities, (3) which does not provide any advice or opinions to the Company except as an Independent Financial Expert and (4) which is mutually agreeable to the Company and the Holder. If the Company and the Holder do not promptly agree as to the Independent Financial Expert, each shall appoint one investment banking firm and the two firms so appointed shall select the Independent Financial Expert to be employed by the Company. An Independent Financial Expert may be compensated by the Company for opinions or services it provides as an Independent Financial Expert. In making its determination of the value of the Common Stock, the Independent Financial Expert shall use one or more valuation methods that the Independent Financial Expert, in its best professional judgment, determines to be most appropriate.

     (iv) Adjustment of Exercise Price. Whenever the number of shares of Common
          -----------------------------
  Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Sections 2(a)(i) or 2(a)(ii), the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

     (v) Expiration of Rights, Options and Conversion Privileges. Upon the
         --------------------------------------------------------
  expiration without being exercised of any rights, options, warrants or conversion or exchange privileges for which an adjustment has been made pursuant to Section 2(a)(ii), the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they not been originally adjusted (or had the original adjustment not been required, as the case may be) as if (A) the only shares of Common Stock so issued were the shares of such Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and (B) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for issuance, sale or grant of all such rights, options, warrants or conversion or exchange rights whether or not exercised; provided, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

     (vi) De Minimis Adjustments. No adjustment in the number of shares of
          -----------------------
Common Stock purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the number of shares of Common Stock purchasable upon an exercise of each Warrant; provided, however, that any adjustments which by reason of this Section 2(a)(vi) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations shall be made to the nearest full share.

     (vii) Distributions of Subscription Rights or Convertible Securities. In
           ---------------------------------------------------------------
case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock of rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, then in each case, the Company shall promptly notify the Holder of such record date and shall provide the Holder with a description of the nature of such distribution. If the Holder exercises all or any portion of the Warrants represented by this Warrant Certificate within fifteen (15) days after the receipt of such notification, the Holder shall be deemed to be a holder of Common Stock on the record date for the making of such distribution with respect to the Warrants so exercised and shall be entitled to all rights of a holder of Common Stock with respect thereto.

     (viii) Adjustment for Asset Distributions. If the Company shall fix a
            -----------------------------------
record date for the making of a distribution to all holders of shares of Common Stock of any evidence of indebtedness of the Company or other assets (other than ordinary cash dividends not in excess of the retained earnings of the Company determined by the application of generally accepted accounting principles), then the Company shall promptly notify the Holder of such record date and shall provide the Holder with a description of the nature of such distribution. If the Holder exercises all or any portion of the Warrants represented by this Warrant Certificate within fifteen (15) days after the receipt of such notification, the Holder shall be deemed to be a holder of Common Stock on the record date for the making of such distribution with respect to the Warrants so exercised and shall be entitled to all rights of a holder of Common Stock with respect thereto.

          (b) Statement on Warrant Certificates. The form of this Warrant
              -----------------------------------
Certificate need not be changed because of any change in the Exercise Price or in the number or kind of shares purchasable upon the exercise of a Warrant.

          (c) Fractional Interest. The Company shall not be required to issue
              ---------------------
fractional shares of Common Stock on the exercise of the Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of whole shares of Common Stock purchasable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this
Section 2(c) be issuable on the exercise of the Warrant or Warrants, the Company shall pay an amount in cash calculated by it to be equal to the then fair value of one share of Common Stock, as determined by the Board of Directors of the Company in good faith, multiplied by such fraction computed to the nearest whole cent.

     3.   RESERVATION AND AUTHORIZATION OF COMMON STOCK

          The Company covenants and agrees (a) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable, (b) that during the Exercise Period, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidenced by this Warrant Certificate, sufficient shares of Common Stock to provide for the exercise of the Warrants represented by this Warrant Certificate, and (c) that the Company will take all such actions as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any law or regulation applicable to it, or any requirements of any domestic securities exchange upon which any capital stock of the Company may be listed, provided, however, that nothing contained herein shall impose upon the Company any obligation to register or qualify the Warrants evidenced by this Warrant Certificate or such Common Stock under applicable securities laws. In the event that any securities of the Company, other than Common Stock are issuable upon exercise of the Warrants, the Company will take or refrain from taking any action referred to in clauses (a) through (c) of this Section 3 as though such clauses applied, mutatis mutandis to such other securities then issuable upon
                 ----------------
the exercise of the Warrants.

     4.   NO VOTING RIGHTS

          This Warrant Certificate shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

     5.   WARRANTS EXCHANGEABLE, LOSS, THEFT

          Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Certificate, upon surrender or cancellation hereof, the Company will issue to the Holder a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder.

     6.   MERGERS, CONSOLIDATIONS, ETC.

          A.    Company Not Survivor. Subject to compliance with all provisions
                ---------------------
of applicable law, if the Company shall merge or consolidate with another corporation (other than a merger or consolidation in which the Company is the surviving corporation) or sell substantially all of its assets as an entirety, the Holder shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such merger or consolidation (assuming, if applicable, that the Holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such merger or consolidation).

          B.    Company is Survivor. Subject to compliance with all provisions
                --------------------
of applicable law, in case of any reclassification or change of the shares of Common Stock issuable upon exercise of this Warrant (other than elimination of par value, a change in par value, or from par value to no par value, or as the result of a subdivision or combination of shares (which is provided for in Section 2(a)(i)), or in case of any merger or consolidation of another corporation into the Company in which the Company is the surviving corporation and in which the holders of the Common Stock thereafter receive shares of Common Stock, other securities, property, cash or any combination thereof for such shares of Common Stock, the Holder shall thereafter have the right, upon exercise hereof and payment of the Exercise Price, to receive solely the kind and amount of shares of stock (including, if applicable, Common Stock), other securities, property or cash or any combination thereof receivable upon such reclassification, change, merger or consolidation by a holder of the number of shares of Common Stock for which this Warrant might have been exercised immediately prior to such reclassification, change, merger or consolidation (assuming, if applicable, that the holder of such Common Stock failed to exercise its rights of election, if any, as to the kind or amount of shares of stock, other securities, property or cash or combination thereof receivable upon such reclassification, change, merger or consolidation).

          IN WITNESS WHEREOF, California Commercial Bankshares has caused this Warrant Certificate to be duly executed by its President and Secretary.

Dated:                     .
      ---------------------

                              CALIFORNIA COMMERCIAL BANKSHARES

                              By:
                                   ----------------------------
                                   President

                              By:
                                   ----------------------------
                                   Secretary

                         NOTICE OF ELECTION TO PURCHASE

                           , as Holder, hereby irrevocably elects to exercise
      ---------------------
the right to purchase shares of the Common Stock of California Commercial
Bankshares upon exercise of        Warrants and herewith tenders payment of the
                            ------
Exercise Price and any documentation necessary to satisfy the conditions set forth in subsections (a) and (c) of Section 2.3 of the Holding Company Support Agreement dated as of October 1, 1994 and all provisions of applicable law, all in accordance with the provisions of this Warrant Certificate.

                           further requests that (i) a Certificate for the
      --------------------
shares of Common Stock purchased upon exercise of such Warrants, (ii) if less than all Warrants represented hereby are exercised, a new Warrant Certificate for the unexercised Warrants registered in its name, and (iii) a check for payment of fractional shares, if applicable, be delivered to it at
               .
----------------


DATE:
     ----------------------


                          ------------------------------------
                                                    , as Holder
                          --------------------------

                                   ASSIGNMENT

          FOR VALUE RECEIVED,                , as Holder, hereby sells,
                             ----------------
assigns and transfers into                        (Please print name and
                          ------------------------
address of transferee) this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and
appoint                         attorney, to transfer the within Warrant
        -----------------------
Certificate on the books of California Commercial Bankshares, with full power of substitution.

Dated:
      ----------------------

                                    ------------------------------
                                    By:
                                        --------------------------

                                    By:
                                        --------------------------

Signatures Guaranteed:


---------------------------

                                   EXHIBIT D

                                [FORM OF NOTE]

                        CALIFORNIA COMMERCIAL BANKSHARES

            PROMISSORY NOTE DUE                   ,
                               -------------------  ---------------

$                                                     Newport Beach, California
 ------------------------
                                                      -------------------------

          FOR VALUE RECEIVED, California Commercial Bankshares, a California corporation ("Company"), promises to pay to the order of [Robert L. McKay or his
permitted successors or assigns] ("Payee") the principal amount of $          ,
                                                                    ----------
in consecutive quarterly installments of One Hundred Twenty-Five Thousand
Dollars ($125,000), commencing on              ,          and ending on        ,
                                  -------------  --------               -------
          ; provided that the last such installment shall be in an amount
----------  --------
sufficient to repay the entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon. Each such installment shall be due
on the     day of         ,         ,         and         (each, an
       ---        -------- --------- --------     -------
"Installment Date").

          The Company also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full on each Installment Date at a rate equal to the Prime Rate plus three percent (3%), computed on the basis of a 365 or 366-day year, as the case may be. The term "Prime Rate" means the rate that Bank of America National Trust and Savings Association announces from time to time as its prime lending rate, as in effect from time to time.

          Company agrees to pay to Payee an annual fee in the amount of one percent (1%) of the amount outstanding on each anniversary date hereafter, computed on the basis of a 365 or 366-day year, as the case may be, payable on
            ,         of each year commencing         ,         until all
------------ ---------                        -------- --------
amounts due hereunder have been paid in full.

          If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the date thereof until the date of actual payment at a rate equal to the Prime Rate plus six percent (6%), computed on the basis of a 365 or 366-day year, as the case may be.

          Company may prepay any principal amount due hereunder at any time. Any such voluntary prepayment shall be applied to reduce the scheduled installments of principal due hereunder in the inverse order of maturity.

          All payments of principal and interest and the annual fee in respect of this Note shall be made in lawful money of the United States of America in
same day funds at                 , or at such other place as shall be
                  ----------------
designated in writing for such purpose by Payee. All payments made hereunder shall be applied to the payment of the annual fee before application to principal or interest, and then to interest before application to principal.

          Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note. The term "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of California.

          THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          If any of the following events shall occur:

          1. Failure of Company to pay any installment of principal or interest or the annual fee within five days after the date due, unless waived by Payee;

          2. (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of Company in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute (the "Bankruptcy Code") or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Company under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over Company, or over all or a substantial part of its property, shall have been entered; or there shall have occurred the involuntary appointment of an interim receiver, trustee or other custodian of Company for all or a substantial part of its property; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of Company, and any such event described in this clause (ii) shall continue for sixty (60) days unless dismissed, bonded or discharged;

          3. (i) Company shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or under any other applicable bankruptcy, insolvency or similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property; or Company shall make any assignment for the benefit of creditors; or (ii) Company shall be unable, or shall fail generally, or shall admit in writing its inability, to pay its debts as such debts become due; or the Board of Directors of Company (or any committee thereof) shall adopt any resolution or otherwise authorize any action to approve any of the actions referred to in clause (i) or clause (ii);

          4. The Board of Directors of the Federal Deposit Insurance Corporation ("FDIC") serves written notice on National Bank of Southern California ("Bank") of the Board's intention to terminate the insured status of the Bank; or

          5. The FDIC is appointed as a conservator or receiver of the Bank or the Bank is closed for the purpose of liquidation,

THEN, (i) upon the occurrence of any event of default described in paragraphs 2-5 above, the unpaid principal amount hereof and all accrued and unpaid interest hereon and other amounts due hereunder shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by Company, and (ii) upon the occurrence and during the continuation of an event of default described in paragraph 1 above, Payee may, by written notice to Company, declare all or any portion of the amounts described in clause (i) above to be, and the same shall forthwith become, immediately due and payable.

          Notwithstanding anything contained in the preceding paragraph, if at any time within sixty (60) days after acceleration pursuant to the above paragraph, Company shall pay all arrears of interest and any overdue annual fee and all payments on account of principal which shall have become due otherwise than as a result of such acceleration (with interest on principal and, to the extent permitted by law, on overdue interest and any overdue annual fee, at the rate specified herein) and all other events of default shall be remedied or waived in writing, Payee shall rescind and annul such acceleration and its consequences; but such action shall not affect any subsequent event of default or impair any right consequent thereon.

          The terms of this Note may only be amended by agreement in writing between Company and Payee.

        This Note may be transferred or assigned by Payee with the consent of Company, which consent shall not be unreasonably withheld.

        Company promises to pay all costs and expenses, including reasonable attorneys' fees incurred in the collection and enforcement of this Note. Company hereby consents to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

        IN WITNESS WHEREOF, Company has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first above written.


                                                CALIFORNIA COMMERCIAL BANKSHARES


                                                By: ----------------------------

                                               Its: ----------------------------


                                                By: ----------------------------

                                               Its: ----------------------------